UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2011
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Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)
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Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant's Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE
On December 13, 2011, the Toys “R” Us, Inc. (the “Company”) provided unaudited condensed consolidated financial statements for its wholly-owned subsidiary Toys “R” Us-Delaware, Inc. (the “Toys-Delaware Unaudited Condensed Consolidated Financial Statements”) to the administrative agents under certain credit agreements and indentures. The Toys- Delaware Unaudited Condensed Consolidated Financial Statements include:

•	Condensed Consolidated Balance Sheets as of October 29, 2011, January 29, 2011 and October 30, 2010;

•	Condensed Consolidated Statements of Operations for the thirteen and thirty-nine weeks ended October 29, 2011 and October 30, 2010;

•	Condensed Consolidated Statements of Cash Flows for the thirty-nine weeks ended October 29, 2011 and October 30, 2010;

•	Condensed Consolidated Statements of Stockholder's Equity for the thirty-nine weeks ended October 29, 2011 and October 30, 2010;

•	Notes to the Condensed Consolidated Financial Statements; and

•	Management's Discussion and Analysis of Financial Condition and Results of Operations.
A copy of the Toys-Delaware Unaudited Condensed Consolidated Financial Statements is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Toys-Delaware Unaudited Condensed Consolidated Financial Statements.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: December 13, 2011	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Toys-Delaware Unaudited Condensed Consolidated Financial Statements.